PRUDENTIAL DISCOVERY SELECT GROUP RETIREMENT ANNUITY

     SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002


     The Prudential Insurance Company of America ("Prudential"), which issues the Discovery Select Group Retirement Annuity, has filed an application with the United States Securities and Exchange Commission (the "SEC") to eliminate several fund options from the annuity, and replace them with fund options that Prudential believes will represent an improvement, in terms of style consistency, prospects for future investment performance, and other factors. Before effecting this substitution, Prudential will need SEC approval of the application as well as the approval of certain State insurance departments. In addition, the SEC likely will require contract owner/participant approval of the proposed substitution. There is no assurance that those approvals will be obtained. If Prudential does receive all necessary approvals, it will effect these substitutions on or about May 1, 2003. In thinking about your allocations within the annuity, you should consider the fund substitutions that we are proposing to make.

     The funds that we propose to replace, together with the funds that we plan to substitute, are described below. In each case, we are proposing to eliminate a fund that is managed entirely by a non-Prudential manager, and replace it with a portfolio of The Prudential Series Fund, Inc. ("Series Fund") that is managed by Prudential Investments LLC and subadvised by a non-Prudential adviser. Under this management arrangement, Prudential Investments LLC uses its research capabilities to continually evaluate the subadvisers that it employs. If a subadviser's performance falls below Prudential Investments LLC's expectations, the subadviser can be replaced without a shareholder vote.


     o CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL PORTFOLIO. To be replaced by the SP International Value Portfolio of the Series Fund, which will be subadvised by Bank of Ireland Asset Management Limited using an international value orientation.

     o MFS VARIABLE INSURANCE TRUST - MFS EMERGING GROWTH SERIES. To be replaced by the SP Large-Cap Growth Portfolio of the Series Fund, which will be subadvised by Furman Selz Capital Management using a large capitalization growth orientation.

     o OCC ACCUMULATION TRUST MANAGED PORTFOLIO. To be replaced by the SP Fundamental Value Portfolio of the Series Fund, which will be subadvised by Wellington Management Company, LLP using a large capitalization value approach.

     o OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO. To be replaced by the SP Small-Cap Value Portfolio of the Series Fund, which will be subadvised by two subadvisers (EARNEST Partners and National City Investment Management), using a small capitalization value orientation.



Dated:   September 6, 2002